EXHIBIT 99.1

                              Letter of Transmittal

                                Stericycle, Inc.

        OFFER TO EXCHANGE ITS 12 3/8% SERIES B SENIOR SUBORDINATED NOTES
         DUE 2009 WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
            1933 FOR ANY AND ALL OF ITS OUTSTANDING 12 3/8% SERIES A
            SENIOR SUBORDINATED NOTES DUE 2009 WHICH WERE ISSUED IN A
                                PRIVATE PLACEMENT


         THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, OR SUCH LATER DATE AND TIME TO WHICH IT IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                  The Exchange Agent for the Exchange Offer is:

                       State Street Bank and Trust Company

  By Hand or Overnight Delivery:                    Facsimile Transmissions:
                                                 (Eligible Institutions Only)
State Street Bank and Trust Company                 Attention: Kellie Mullen
      Two Avenue de Lafayette                            (617) 662-1452
 5th Floor, Corporate Trust Window
       Boston, MA 02111-1724                     To Confirm by Telephone or for
     Attention: Kellie Mullen/
         MacKenzie Elijah                             Information Call:

                                                        (617) 662-1525

                         By Registered or Certified Mail

                      State Street Bank and Trust Company
                                  P.O. Box 778
                              Boston, MA 02102-0078
                            Attention: Kellie Mullen

          DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

         The undersigned acknowledges that he or she has received the Prospectus, dated _________, 1999 (the "Prospectus"), of Stericycle, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $125,000,000 of the Company's 12 3/8% Series B Senior Subordinated Notes due 2009 (the "Series B Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount at maturity of the Company's issued and outstanding 12 3/8% Series A Senior Subordinated Notes due 2009 (the "Series A Notes") from the holders thereof.

         This Letter of Transmittal is to be completed by holders of Series A Notes either if (a) certificate(s) are to be forwarded herewith or (b) tenders are to be made by book-entry transfer to an account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" in the Prospectus.

         Holders of Series A Notes whose certificates (the "Certificates") for such Series A Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, must tender their Series A Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.


            NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
                      ACCOMPANYING INSTRUCTIONS CAREFULLY.

                       DESCRIPTION OF SECURITIES TENDERED


                                                                                   Principal Amount of
Name and address of registered holder as         Certificate number(s) of           Series A Notes
    it appears on the Series A Notes            Series A Notes transmitted*          transmitted

------------------------------------------------------------------------------------------------------

---------------------------------------- ------------------------------------    ---------------------


---------------------------------------- ------------------------------------    ---------------------


---------------------------------------- ------------------------------------    ---------------------


---------------------------------------- ------------------------------------    ---------------------


---------------------------------------- ------------------------------------    ---------------------


---------------------------------------- ------------------------------------    ---------------------


* Need not be completed if Series A Notes are being tendered by book-entry
Holders.


            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED SERIES A NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

[_] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED SERIES A NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT, AND COMPLETE THE
     FOLLOWING:

Name of Registered Holder(s):
                             ---------------------------------------------------

Window Ticket Number:
                     -----------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

If Guaranteed Delivery is to be made By Book-Entry Transfer:
                                                            --------------------

Name of Tendering Institution:
                              --------------------------------------------------

Account Number:
               -----------------------------------------------------------------

Transaction Code Number:
                        --------------------------------------------------------

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED SERIES A NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE SERIES A NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Ladies and Gentlemen:

         1. The undersigned hereby agrees to exchange the above-described principal amount of the Company's privately placed 12 3/8% Series A Senior Subordinated Notes Due 2009 (the "Series A Notes") for a like principal amount of the Company's 12 3/8% Series B Senior Subordinated Notes Due 2009 (the "Series B Notes"), upon the terms and subject to the conditions set forth in the Prospectus, dated ____________, 1999 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal.

         2. The undersigned hereby acknowledges and agrees that the Series B Notes will bear interest from and including November 12, 1999, the date of issuance of the Series A Notes. Accordingly, the undersigned will forego accrued but unpaid interest on his, her or its Series A Notes that are exchanged for Series B Notes for the period from and including November 12, 1999 to the date of exchange but will be entitled to receive such interest under the Series B Notes.

         3. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Series A Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, (a) to deliver Certificates for Series A Notes to the Exchange Agent together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Series B Notes to be issued in exchange for such Series A Notes, and (b) to present Certificates for such Series A Notes for transfer and (c) to transfer the Series A Notes on the books of the Exchange Agent.

         4. The undersigned hereby represents and warrants that he, she or it has full authority to tender the Series A Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the exchange of the Series A Notes.

         5. If any tendered Series A Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Series A Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Series A Notes will be returned (or, in the case of Series A Notes tendered by book-entry transfer, such Series A Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         6. The undersigned understands that the tender of the Series A Notes pursuant to any of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Series A Notes tendered hereby.

         7. With respect to resales of the Series B Notes, based on certain interpretive letters issued by the staff of the Commission to third parties, the Company believes that a holder of Notes who exchanged Series A Notes for Series B Notes in the ordinary course of business and who is not participating, does not intend to participate, and has no arrangement or understanding with any person to participate, in a distribution of the Series B Notes, will be allowed to resell the Series B Notes to the public without further registration under the Securities Act and without delivering to the purchasers of the Series B Notes a prospectus that satisfies the requirements of the Securities Act, except for: (a) a broker-dealer who purchases Series A Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (b) a person who is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act.

         8. If the undersigned is a broker-dealer, (a) it hereby represents and warrants that it acquired the Series A Notes for its own account as a result of market-making activities or other trading activities and (b) it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with any resale of the Series B Notes received hereby. The acknowledgment contained in the foregoing sentence shall not be deemed an admission that the undersigned is an "underwriter" within the meaning of the Securities Act. If any other holder is deemed to be an underwriter within the meaning of the Securities Act or acquires Series B Notes in this Exchange Offer for the purpose of distributing or participating in a distribution of Series B Notes, such holder must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction, unless an exemption from registration is otherwise available. The Company has agreed that for a period of 180 days from the expiration date, they will make the prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale.

         9. The Company has not retained any dealer-manager or similar agent in connection with this Exchange Offer and will not make any payments to brokers, dealers or others for soliciting acceptances of this Exchange Offer. The Company, however, will pay reasonable and customary fees and reasonable out-of-pocket expenses to the Exchange Agent in connection with the solicitation of acceptances. The Company will also pay the cash expenses incurred in connection with this Exchange Offer, including accounting, legal, printing and related fees and expenses.

         10. The Series B Notes will be recorded at the same carrying value as the Series A Notes, as reflected in the Company's accounting records on the date of the exchange. Accordingly, no gain or loss for accounting purposes will be recognized. The Company's expenses from this Exchange Offer will be capitalized for accounting purposes.

         11. Any obligation of the undersigned hereunder shall be binding upon its successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives.

                   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

                               (See Instruction 1)

         To be completed ONLY IF the Series B Notes are to be issued in the name of someone other than the undersigned or are to be sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

Issue to:

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                               (Include Zip Code)

Mail to:

Name:
     ---------------------------------------------------------------------------
                                 (Please Print)

Address:
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
                               (Include Zip Code)

                                    SIGNATURE

--------------------------------------------------------------------------------
                           (Name of Registered Holder)

                                      By:
                                         ---------------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                      Date:
                                           -------------------------------------

         (Must be signed by registered holder exactly as name appears on the Series A Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.)

                                       Address:
                                               ---------------------------------


                                       Telephone No.:
                                                     ---------------------------

Taxpayer Identification No.:
                            ----------------------------------------------------

Signature Guaranteed By:
                        --------------------------------------------------------
                               (See Instruction 1)

                                      Title:
                                            ------------------------------------

                                      Name of Institution:
                                                          ----------------------

                                      Address:
                                              ----------------------------------

                                      Date:
                                           -------------------------------------

         PLEASE READ THE INSTRUCTIONS BELOW, WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

         1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States which is a member of a recognized Medallion Signature Program approved by the Securities Transfer Association, Inc. (an "Eligible Institution") unless (a) the "Special Issuance and Delivery Instructions" above have not been completed or
(b) the Series A Notes described above are tendered for the account of an Eligible Institution.

         2. Delivery of Letter of Transmittal and Series A Notes. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Series A Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, together with any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         The method of delivery of Series A Notes and other documents is at the election and risk of the respective holder. If delivery is by mail, registered mail (with return receipt), properly insured, is suggested.

         3. Guaranteed Delivery Procedures. Registered holders who wish to tender their Series A Notes and (a) whose Series A Notes are not immediately available or (b) who cannot deliver their Series A Notes, the Letter of Transmittal and any other required documents to the Exchange Agent prior to the Expiration Date, may effect a tender if:

         (i)  The tender is made through an Eligible Institution;

         (ii) Prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the registered holder of the Series A Notes, the certificate number(s) of such Series A Note(s) and the principal amount of Series A Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Series A Notes and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) Such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) representing all tendered Series A Notes in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

         Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to registered holders who wish to tender their Series A Notes according to the guaranteed delivery procedures set forth above.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Series A Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity Identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (a) a bank; (b) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (c) credit union;
(d) a national securities exchange, registered securities association or clearing agency; or (e) a savings association that is a participant in a Securities Transfer Association.

         4. Inadequate Space. If the space provided in the box captioned "Description of Securities Tendered" is inadequate, the Certificate number(s) and the principal amount of Series A Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         5. Partial Tenders and Withdrawal Rights. Tenders of Series A Notes will be accepted only in the principal amount of $1,000 (one (1) Note) and integral multiples of $1,000 in excess thereof, provided that if any Series A Notes are tendered for exchange in part, the untendered principal amount thereof must be $1,000 (one (1) Note) or any integral multiple of $1,000 in excess thereof. If less than all the Series A Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Series A Notes which are to be rendered in the box entitled "Liquidation Amount of Series A Notes Tendered (if less than all)." In such case, new Certificate(s) for the remainder of the Series A Notes that were evidenced by your old Certificate(s) will only be sent to the holder of the Series A Notes, promptly after the Expiration Date. All Series A Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Series A Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Series A Notes to be withdrawn, identify the Series A Notes to be withdrawn, including the aggregate principal amount of Series A Notes to be withdrawn, and (if Certificates for Series A Notes have been tendered) the name of the registered holder of the Series A Notes as set forth on the Certificate for the Series A Notes, if different from that of the person who tendered such Series A Notes. If Certificates for the Series A Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Series A Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Series A Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Series A Notes tendered for the account of an Eligible Institution. If Series A Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Series A Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. The Company will determine all questions as to the validity, form and eligibility (including time of receipt) of such notices which determination shall be final and binding on all parties. Any Series A Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of this Exchange Offer. Any Series A Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder, or, in the case of Series A Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering--Book-Entry Transfer," such Series A Notes will be credited to an account maintained with DTC for the Series A Notes, as soon as practicable after withdrawal, rejection of tender or termination of this exchange offer. Withdrawals of tenders of Series A Notes may not be rescinded. Series A Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described In the Prospectus under "The Exchange Offer--Procedures for Tendering."

         The Company's acceptance of Series A Notes tendered for exchange pursuant to this Exchange Offer constitutes a binding agreement between the tendering person and us upon the terms and subject to the conditions of this Exchange Offer.

         6. Signatures on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Series A Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any tendered Series A Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If any of the Series A Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal is signed by a person other than a registered holder of any Series A Notes, such Series A Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Series A Notes.

         If this Letter of Transmittal or any Series A Notes or bond power is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         When this Letter of Transmittal is signed by the registered owner(s) of the Series A Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless Exchange Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

         7. Exchange of Series A Notes Only. Only the above-described Series A Notes may be exchanged for Notes pursuant to the Exchange Offer.

         8. Miscellaneous. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Series A Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Series A Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders or consents must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur liabilities for failure to give such notification. Tenders of Series A Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Series A Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof, as soon as practicable following the expiration date.

         9. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery amid the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, or other nominee.

                            IMPORTANT TAX INFORMATION

         Under current Federal income tax law, a holder of Series A Notes whose tendered Series A Notes are accepted for payment generally is required to provide the Exchange Agent (as agent for the payer) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If such holder of Series A Notes is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Series A Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder of Series A Notes with respect to the Series B Notes exchanged pursuant to the Offer may be subject to 31% backup withholding.

         Certain holders of Series A Notes (including, among others, all corporations and certain foreign individuals) may not be subject to these backup withholding and reporting requirements. Exempt holders of Series A Notes should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, that holders of Series A Notes must submit a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to his or her exempt status. Such statements can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any such payments made to the holder of Series A Notes. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a holder of Series A Notes with respect to Series A Notes exchanged pursuant to the Offer, each holder of Series A Notes is required to notify the Exchange Agent of his, her or its correct TIN by completing the Substitute Form W-9 below certifying the TIN provided on such form is correct (or that such holder of Series A Notes is awaiting a TIN) and that (1) the holder of Series A Notes has not been notified by the Internal Revenue Service that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the Internal Revenue Service has notified the holders of Series A Notes that he, she or it is no longer subject to backup withholding.

What Number to Give the Exchange Agent

         The holder of Series A Notes is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Series A Notes. If the Series A Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                   PAYER'S NAME: THE BANK OF NEW YORK AS AGENT

SUBSTITUTE               PART 1 - PLEASE PROVIDE          Social Security Number
Form W-9                 YOUR TIN IN THE BOX AT                of Employer
                         RIGHT AND CERTIFY BY             Identification Number:
                         SIGNING AND DATING BELOW


Department of the
Treasury Internal
Revenue Service
                                                         -----------------------



                     -----------------------------------------------------------

Payer's Request for
Taxpayer Identification              PART 2 - Certification - Under penalties of
Number "TIN"                         perjury, I certify that:

                                     (1) The number shown on this form is my
                                         correct Taxpayer Identification
                                         Number (or I am waiting for a number
                                         to be issued to me) and

                                     (2) I am not subject to backup
                                         withholding because: (a) I am exempt
                                         from backup withholding, (b) I have
                                         not been notified by the Internal
                                         Revenue Service ("IRS") that I am
                                         subject to backup withholding as a
                                         result of a failure to report all
                                         interest or dividends or (c) the IRS
                                         has notified me that I am no longer
                                         subject to back withholding.

                                     (3) Any other information provided on this
                                         form is true and correct.

                                     Certification Instructions - You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).

                                     -------------------------------------------
                                                                        PART 3
                                                                        Awaiting
                                                                        TIN [_]
                                     SIGNATURE:             DATE:
                                               ------------      ------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER, PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 3 OF SUBSTITUTE FORM W-9


                CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.




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                  Signature                                  Date